                                -----------------

                                  HYPERION 2005

                                   INVESTMENT

                                      GRADE

                                   OPPORTUNITY

                                   TERM TRUST

                                -----------------
                                  Annual Report
                                -----------------


                                December 31, 2001


                                                                 [HYPERION LOGO]

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

                                                              February 15, 2002

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2001. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly before, November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS"), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated "investment grade" by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

The investment environment in 2001 was remarkable. America endured the September 11 terrorist attacks and the onset of a recession and a war. The stock market experienced a second consecutive down year--its first back-to-back annual losses since 1976 to 1977. One of the nation's largest companies declared bankruptcy under widespread allegations of accounting irregularities and fraud. The Federal Reserve cut overnight rates by 4.75%, bringing Federal Funds rate to a 40-year low of 1.75%.

Yet today there is a growing consensus that the economy has turned the corner, and that the recession will not be as deep as feared. The biggest surprise has been the consumer, whose confidence and spending have been resilient throughout the downturn. Housing activity in particular has remained strong in spite of rising unemployment. Manufacturing and finished goods inventories have been drawn down to extremely low levels, so that any restocking will add significantly to growth. And while new jobs are still hard to come by, the pace of layoffs appears to have abated since December.

This past year was another strong one for bonds, although the market gave back some of its gains during the last two months. Most prominent was a steeper yield curve that accompanied the easing of Federal Reserve monetary policy: the yield on the 2-year Treasury fell by 2.06%, the yield on the 5-year Treasury fell by 0.66%, and the yield on the 10-year Treasury declined by a paltry 0.08%. In fact, the average rate on new 30-year mortgages actually rose in 2001 from 7.13% to 7.16%, although it hit a 35-year low of 6.45% in November.

Following a series of positive economic indicators and the Federal Reserve Bank's January 30, 2002 decision to leave rates unchanged, we believe that the recent cycle of active Federal Reserve easing is finished. Attention must now turn to when a tightening cycle might begin. We expect the market to lead the Federal Reserve--as is usually the case--with rates rising in anticipation of Federal Reserve action if there are indications that the economy is bouncing back strongly.

At present, market prices reflect a forecast of monetary tightening beginning in the Third Quarter of 2002. While we see the economy doing better, we do not expect a strong "V" shaped recovery. Therefore, we believe that any tightening of Federal Reserve monetary policy may not begin until the Fourth Quarter of 2002, and could take place more slowly than currently anticipated by the market. With the Federal Reserve on hold for several months, we expect interest rates to stay in a relatively narrow range. While the lows in market rates are behind us, substantially higher rates will not come until the second half of 2002.

Yield spreads on non-Agency subordinated residential MBS tightened during 2001. Despite the recession, credit risk in investment grade subordinated residential MBS did not deter the market, which was bolstered by a resilient housing market

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

and the deleveraging effects of fast prepayments. Despite rising unemployment, delinquencies on "A" quality non-Agency and conventional Agency mortgages stayed low last year, although delinquencies on FHA/VA mortgages increased.

Investment grade commercial MBS also performed well during 2001. Yield spreads tightened across credit grades, with the best performance coming in BBB rated securities. Commercial property performance has begun to show the effects of the economic slowdown. Delinquencies have risen modestly, with problems concentrated in the hotel sector and, to a lesser extent, the retail space sector. Office properties and multifamily dwellings performed well.

The year 2001 was volatile for corporate bonds, although the yield spreads tightened on average. The corporate sector began the year with extremely wide yield spreads, and then tightened in the first half of 2001 as it appeared that the U.S. might avoid a recession. The events of September 11 caused a quick, sharp widening of yield spreads, though much of that widening was taken back by year-end as confidence returned. So far in 2002, corporate bonds have been a tale of two markets: companies in non-cyclical industries have seen yield spreads tighten slightly, while cyclical companies--and any companies with a hint of questions about accounting practices--have widened significantly.

Our forecast for 2002 is of mildly higher interest rates, with significantly lower volatility than was experienced last year. This should be a good environment for residential MBS in general, which offer very wide yield spreads by historical standards, and which should benefit from reduced prepayment risk. We are optimistic about the credit performance of "A" quality non-Agency residential mortgages, as we believe that the housing market should continue to be among the best performing sectors in the economy. We are more cautious on sub-prime and home equity borrowers, who are more likely to experience problems from the current downturn. And while we are generally positive on the CMBS market, commercial real estate credit exposures should be approached carefully on a case-by-case basis.

Portfolio Strategy

Portfolio activity during 2001 followed three broad themes:

   o Shortening portfolio duration as interest rates fell and NAV per share approached $10.00 (duration measures a bond portfolio's price sensitivity to changes in interest rates). This was accomplished through sales of longer-maturity assets, and by hedging post-2005 interest rate risk and a portion of leverage costs through "pay-fixed" interest rate Swaps.

   o Taking advantage of a very steep yield curve by selling short-maturity 1 to 3 year Agency PACs and investing in 4 to 5 year PACs with significantly higher yields.

   o Following September 11, taking advantage of very low funding costs from Federal Reserve easing to increase leverage, with the purchase of short maturity AAA rated MBS.

The common thread throughout these strategies was to constrain duration--keeping it shorter than the Trust's November 2005 scheduled maturity, while maintaining strong portfolio yield. As of December 31, 2001, the portfolio was managed with a duration of 3.1 years on a net assets basis, inclusive of hedging instruments. The duration of total assets on that date was 3.3 years.

The credit quality of the portfolio remains strong. As of December 31, 2001, 68.1% of total assets are either Government or Agency-guaranteed or AAA rated; 18.2% are AA rated; 7.3% are A rated; and 6.4% are BBB rated. All the securities in the Trust are investment grade. Overall portfolio credit quality remains better than that required for the Trust's "AA" rating.

As noted above, the Trust utilizes leverage to enhance portfolio yield and total return. As of December 31, 2001, leverage represented 31% of total assets, and 46% of net assets.

Looking ahead, our goal is to maintain a short-duration profile with high credit quality, while still striving to earn strong current yield. In particular, we will seek a low exposure to post-2005 interest rate risk through a combination of short maturity assets and hedging instruments.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

Residential Mortgage-Backed Securities

On December 31, 2001, 67% of the Trust's total assets were in residential MBS. Of this amount, 52% were Agency or senior AAA rated securities, and 15% were non-Agency subordinated residential MBS. The Agency and senior AAA rated residential MBS include 33% in Agency and AAA rated PAC CMOs, primarily with maturities from 3 to 5 years; 16% in AAA rated sequential-pay CMOs, with maturities from 1.5 to 3 years; and 3% in very short Agency and AAA CMOs, with maturities less than one year.

Of the 15% in non-Agency subordinated residential MBS, 7% are higher coupon fixed rate issues whose credit structures have benefited from the deleveraging that has come from very fast prepayments during 2001. Further, 6% are seasoned issues with lower coupons. We believe the credit quality of seasoned non-Agency subordinated residential MBS to be very strong due to recent years' robust home price appreciation. Of the portfolio's allocation, 2% were backed by hybrid adjustable-rate mortgages. In terms of credit quality, 1% were rated AAA, 3% were rated AA, 5% were rated A, and 6% were rated BBB.

Commercial MBS

As of December 31, 2001, 15% of the Trust's total assets were in commercial MBS, with maturities ranging from 2 to 5 years. In terms of credit quality, 3% of the Trust's commercial MBS were AAA rated, 10% were AA rated, and 2% were rated A.

Other Assets

10% of the total assets held in the portfolio on December 31, 2001, were in asset-backed securities rated AA and AAA, with maturities of 1.5 to 5 years. 4% of total assets were in Treasury and non-call Agency securities with 2 to 5 year maturities, and 4% were in AAA rated municipal bonds with maturities of 3 to 5 years.

Performance

The Trust's total return based on net asset value ("NAV") for the fiscal year ended December 31, 2001, was 8.63%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $9.65 on December 31, 2001, the yield on the Trust was 5.70%.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------

The chart that follows shows the allocation of the Trust's holdings by asset category as of December 31, 2001.

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2001*


                                  [PIE CHART]


U.S. Government Agency Collateralized Mortgage Obligations            29.0%
U.S. Government Agency Benchmark Notes                                 3.2
Non-Agency (AAA) Collateralized Mortgage Obligations                  22.5
Residential Subordinated Collateralized Mortgage Obligations          15.5
Commercial Martgage-Backed Securities                                 15.4
Asset-Backed Securities                                                9.6
U.S. Treasury Securities                                               0.8
Municipal Zero Coupon Securities                                       4.0


*As a percentage of total investments.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
--------------------------------------------------------------------------------


                                CREDIT QUALITY*



                                  [PIE CHART]

            AAA/Government Agency                                68.1%
            AA                                                   18.2
            A                                                     7.3
            BBB                                                   6.4

*As a percentage of total investments.

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ ANDREW M. CARTER                  /s/  CLIFFORD E. LAI
ANDREW M. CARTER                      CLIFFORD E. LAI
Director and Chairman of the Board,   President,
Hyperion 2005 Investment Grade        Hyperion 2005 Investment Grade
  Opportunity Term Trust, Inc.         Opportunity Term Trust, Inc.
Chairman,                             President,
Hyperion Capital Management, Inc.     Hyperion Capital Management, Inc.

/s/ PAUL M. JACOB
PAUL M. JACOB
Senior Portfolio Manager
Hyperion 2005 Investment Grade
  Opportunity Term Trust, Inc.
Director,
Hyperion Capital Management, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                               Principal
  December 31, 2001                                  Interest                            Amount                    Value
                                                       Rate              Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.3%
U.S. Government Agency Collateralized Mortgage
 Obligations - 42.5%
 Federal Home Loan Mortgage Corporation
   Series 2050, Class PG.....................           6.25%             02/15/23   $        7,955@   $                  8,142,102
   Series 2149, Class TF.....................           6.50              05/15/24           29,565@                     30,398,792
   Series 2187, Class QA.....................          10.00+             05/15/29            1,936                       1,901,697
                                                                                                       ----------------------------
                                                                                                                         40,442,591
                                                                                                       ----------------------------
 Federal National Mortgage Association
   Series 2001-14, Class GB..................           6.50              11/25/26           15,485@                     15,691,218
   Series 2001-35, Class PC..................           6.50              07/25/26           15,000@                     15,382,545
                                                                                                       ----------------------------
                                                                                                                         31,073,763
                                                                                                       ----------------------------
Total U.S. Government Agency Collateralized
 Mortgage Obligations
       (Cost - $71,849,670)..................                                                                            71,516,354
                                                                                                       ----------------------------
U.S. Treasury Obligation - 1.2%
 U.S. Treasury Notes
       (Cost - $2,012,893)...................           2.75              10/31/03            2,000#                      1,995,624
U.S. Government Agency - 4.6%
 Federal National Mortgage Association
       (Cost - $7,810,626)...................           4.38              10/15/06            8,000@                      7,832,496
                                                                                                       ----------------------------
Total U.S. Government & Agency Obligations
       (Cost - $81,673,189)..................                                                                            81,344,474
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 14.0%
Housing Related Asset-Backed Securities -
  8.1%
 Empire Funding Home Loan Owner
   Series 1999-1, Class M1...................           8.03              05/25/30            3,000                       3,127,650
 Saxon Asset Securities Trust
   Series 1999-3, Class MF1 .................           7.75              12/25/29           10,000                      10,504,450
                                                                                                       ----------------------------
Total Housing Related Asset-Backed Securities
       (Cost - $12,921,397)..................                                                                            13,632,100
                                                                                                       ----------------------------
Non-Housing Related Asset-Backed Securities - 5.9%
 Norse Ltd.
   Series 1A, Class A3*
       (Cost - $9,999,072)...................           6.52              08/13/10           10,000                      10,012,500
                                                                                                       ----------------------------
Total Asset-Backed Securities
       (Cost - $22,920,469)..................                                                                            23,644,600
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES - 5.8%
Texas - 4.8%
 San Antonio Texas, Electricity & Gas
  Revenue
   Bond, Series B, FGIC......................           4.16(a)           02/01/07           10,000                       8,054,100
                                                                                                       ----------------------------
West Virginia - 1.0%
 West Virginia State Parkways Economic
  Development and Tourism Authority Revenue
  Bond, FGIC.................................           3.70(a)           05/15/05            1,975                       1,737,230
                                                                                                       ----------------------------
Total Municipal Zero Coupon Securities
       (Cost - $9,172,432)...................                                                                             9,791,330
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                               Principal
  December 31, 2001                                  Interest                            Amount                    Value
                                                       Rate              Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 19.9%
 1301 Avenue of the Americas Trust
   Series 2000-1301, Class B*................           6.85%             08/03/05   $        8,000    $                  8,496,032
 DLJ Mortgage Acceptance Corp.
   Series 1996-CF1, Class A1B................           7.58              03/13/28            3,000                       3,215,541
 Morgan Stanley Capital I
   Series 1999-1NYP, Class A2* ..............           6.84              05/03/06           16,000                      16,728,784
 Trizec Hanh Office Properties Trust
   Series 2001-TZHAC, Class C3 ..............           6.52              03/15/13            5,000                       4,985,940
                                                                                                       ----------------------------
Total Commercial Mortgage Backed Securities
       (Cost - $33,544,985)..................                                                                            33,426,297
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED
 SECURITIES - 55.7%
Senior Collateralized Mortgage Backed
 Securities - 33.1%
 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................           6.50              03/25/09              914                         923,429
 Countrywide Home Loans
   Series 2009-9, Class A1...................           7.50              01/25/31            2,608                       2,643,276
 First Horizon Asset Securities, Inc.
   Series 2000-5, Class A1...................           7.50              12/25/30            1,900                       1,935,994
 GE Capital Mortgage Services, Inc.
   Series 1999-10, Class 1A7.................           6.25              04/25/14            9,649                       9,824,894
 PNC Mortgage Securities Corp.
   Series 1999-4, Class 1A7..................           6.40              06/25/29           10,000                      10,321,500
 Residential Funding Mortgage Securities I
   Series 1998-S31, Class A1.................           6.50              12/25/28            9,032                       9,195,031
   Sereis 1998-S20, Class A22................           6.75              09/25/28           20,460@                     20,908,074
                                                                                                       ----------------------------
                                                                                                                         30,103,105
                                                                                                       ----------------------------
Total Senior Collateralized Mortgage Backed
 Securities
       (Cost - $55,652,813)..................                                                                            55,752,198
                                                                                                       ----------------------------
Subordinated Collateralized Mortgage
 Obligations - 22.6%
 Bank of America Mortgage Securities
   Series 2001-E, Class B2...................           6.25+             09/25/31            2,990                       3,010,490
   Series 2001-D, Class B2...................           6.25+             08/25/31            2,992                       3,011,010
                                                                                                       ----------------------------
                                                                                                                          6,021,500
                                                                                                       ----------------------------
 Cendant Mortgage Corp.
   Series 2000-8, Class B2 ..................           7.50              11/25/30            1,674                       1,715,921
   Series 2000-8, Class B3...................           7.50              11/25/30            1,004                       1,004,574
   Series 2000-9, Class B1...................           7.50              12/26/30            1,860                       1,905,586
                                                                                                       ----------------------------
                                                                                                                          4,626,081
                                                                                                       ----------------------------
 Chase Mortgage Finance Corp.
   Series 1999-S12, Class B2 ................           7.25              10/25/29            1,174                       1,151,829
 Citicorp Mortgage Securities
   Series 1998-10, Class B2 .................           6.25              11/25/28            2,436                       2,290,661
   Series 1998-4, Class B2 ..................           6.75              06/25/28            1,316                       1,281,660
   Series 1998-8, Class B2...................           6.75              09/25/28            2,170                       2,100,789
                                                                                                       ----------------------------
                                                                                                                          5,673,110
                                                                                                       ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                               Principal
  December 31, 2001                                  Interest                            Amount                    Value
                                                       Rate              Maturity        (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc.
   Series 1999-8, Class B2 ..................           6.25%             10/25/29   $          513    $                    456,110
 Countrywide Home Loans
   Series 1998-15, Class B2 .................           6.75              10/25/28            2,166                       2,132,031
   Series 1996-1, Class B1 ..................           7.25              05/25/26            3,324                       3,419,839
   Series 2000-6, Class B2 ..................           7.75              12/25/30            2,977                       2,985,398
                                                                                                       ----------------------------
                                                                                                                          8,537,268
                                                                                                       ----------------------------
 GE Capital Mortgage Services, Inc.
   Series 1999-17, Class B2 .................           7.00              09/25/29            1,372                       1,332,390
                                                                                                       ----------------------------
 Norwest Asset Securities Corp.
   Series 1998-5, Class B2 ..................           6.75              03/25/28            1,293                       1,274,841
   Series 1997-21, Class B2 .................           7.00              01/25/28              957                         948,860
                                                                                                       ----------------------------
                                                                                                                          2,223,701
                                                                                                       ----------------------------
 Wells Fargo Mortgage Backed Securities
  Trust
   Series 2000-5, Class B1 ..................           7.75              09/25/30            5,802                       6,049,109
   Series 2000-9, Class B2 ..................           7.75              11/25/30            2,010                       2,084,676
                                                                                                       ----------------------------
                                                                                                                          8,133,785
                                                                                                       ----------------------------
Total Subordinated Collateralized Mortgage
  Obligations
       (Cost - $35,717,927)..................                                                                            38,155,774
                                                                                                       ----------------------------
Total Non-Agency Residential Mortgage Backed
  Securities
       (Cost - $91,370,740)..................                                                                            93,907,972
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 2.7%
 DLJ Mortgage Acceptance Corp.
   Series 1997-CF2, Class CP (IO) ...........           1.36              11/15/04          125,000                       4,398,750
 GMAC Commercial Mortgage Securities, Inc.
   Series 2001-WTCA, Class X1 (IO)...........           0.80+             09/09/15           32,567                         207,124
Total Interest Only Securities
       (Cost - $5,345,165)...................                                                                             4,605,874
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments - 146.4%
       (Cost - $244,026,980).................                                                                           246,720,547
Liabilities in Excess of Other Assets -
  (46.4)% ...................................                                                                           (78,246,148)
                                                                                                       ----------------------------
NET ASSETS - 100.0%..........................                                                                          $168,474,399
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------


(a) Zero Coupon Bonds - Interest rate represents current yield to maturity.

@ Portion of or entire principal amount delivered as collateral to counterparty for reverse repurchase agreements. (Note 5)

+     Variable Rate Security - Interest rate is in effect as of December
      31, 2001.

* Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Portion of security is held in a margin account as collateral for open financial futures contracts.

AMBAC Insured by American Municipal Bond Assurance Corporation.

FGIC  Insured by Financial Guaranty Insurance Company.

IO Interest Only Security - Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.

----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2001
--------------------------------------------------------------------------------
Assets:
Investments, at value (cost $244,026,980) (Note
 2)..............................................   $                246,720,547
Interest receivable.............................                       1,486,125
Cash............................................                         753,544
Receivable on open swap contracts...............                         183,438
Principal paydowns receivable...................                         178,230
Prepaid expenses and other assets...............                          75,627
Receivable for variation margin.................                          25,625
                                                    ----------------------------
   Total Assets.................................                     249,423,136
                                                    ----------------------------
Liabilities:
Reverse repurchase agreements (Note 5)..........                      77,608,000
Interest payable for reverse repurchase
 agreements (Note 5).............................                         66,883
Payable on open swap contracts..................                       1,214,825
Unrealized depreciation on swap contracts (Note
 7)..............................................                      1,078,535
Distributions payable to shareholders...........                         778,540
Investment advisory fee payable (Note 3)........                          94,399
Administration fee payable (Note 3).............                          23,212
Accrued expenses and other liabilities..........                          84,343
                                                    ----------------------------
   Total Liabilities............................                      80,948,737
                                                    ----------------------------
Net Assets (equivalent to $9.92 per share based
 on 16,987,573 shares issued and outstanding)....   $                168,474,399
                                                    ============================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).....    $                     16,988
Additional paid-in capital (Note 6).............                     164,973,129
Accumulated undistributed net investment income.                       3,737,491
Accumulated net realized loss...................                      (1,911,016)
Net unrealized appreciation.....................                       1,657,807
                                                    ----------------------------
Net assets applicable to capital stock
 outstanding.....................................   $                168,474,399
                                                    ============================

----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------
Investment Income (Note 2):
 Interest ......................................    $                 15,429,314
                                                    ----------------------------
Expenses:
 Investment advisory fee (Note 3) ..............                       1,096,286
 Administration fee (Note 3) ...................                         269,556
 Accounting and tax services ...................                          81,298
 Insurance .....................................                          78,797
 Directors' fees ...............................                          57,890
 Custodian .....................................                          48,450
 Registration ..................................                          35,000
 Legal .........................................                          33,044
 Transfer agency ...............................                          23,649
 Reports to shareholders .......................                          23,647
 Miscellaneous .................................                          16,138
                                                    ----------------------------
   Total operating expenses.....................                       1,763,755
    Interest expense on reverse repurchase
      agreements (Note 5).............................                 3,093,637
    Interest expense on swaps...................                         972,656
                                                    ----------------------------
   Total expenses...............................                       5,830,048
                                                    ----------------------------
 Net investment income .........................                       9,599,266
                                                    ----------------------------
Realized and Unrealized Gain (Loss) on
 Investments, Futures and Swap Contracts (Note
 2):
Realized gain on investments and swap contracts.                       4,973,830
                                                    ----------------------------
Net change in unrealized appreciation/
 depreciation on:
 Investments ...................................                        (219,360)
 Futures .......................................                          42,775
 Swap contracts ................................                      (1,078,535)
                                                    ----------------------------
Net change in unrealized appreciation/
 depreciation on investments, futures and swap
 contracts.......................................                     (1,255,120)
                                                    ----------------------------
Net realized and unrealized gain on investments,
 futures and swap contracts......................                      3,718,710
                                                    ----------------------------
Net increase in net assets resulting from
 operations......................................   $                 13,317,976
                                                    ============================

----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets
                                                 For the Year Ended December 31,
                                                 -------------------------------
                                                      2001             2000
--------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations:

     Net investment income ...................   $   9,599,266    $   8,742,511

     Net realized gain/(loss) on investments,
      futures and swap contracts .............       4,973,830       (1,264,071)

     Net change in unrealized/ depreciation on
      investments, futures and swap contracts       (1,255,120)      10,366,575
                                                 -------------    -------------
     Net increase in net assets resulting from
      operations .............................      13,317,976       17,845,015
                                                 -------------    -------------
Distributions to Shareholders (Note 2):

     Net investment income ...................      (9,413,392)      (6,907,904)
                                                 -------------    -------------
Capital Stock Transactions (Note 6):

     Cost of shares repurchased and retired ..            --           (391,360)
                                                 -------------    -------------
          Total increase in net assets .......       3,904,584       10,545,751

Net Assets
     Beginning of year .......................     164,569,815      154,024,064
                                                 -------------    -------------
     End of year (including undistributed
      net investment income of $ 3,737,491 and
      $3,512,695, respectively) ..............   $ 168,474,399    $ 164,569,815
      ===========                                =============    =============

----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------
Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
   Interest received (including net amortization of $66,587) .........   $  15,481,490
   Interest expense paid .............................................      (4,628,505)
   Operating expenses paid ...........................................      (1,838,974)
   Sales of short-term portfolio investments, net ....................       1,967,000
   Purchases of long-term portfolio investments ......................    (293,447,218)
   Proceeds from disposition of long-term portfolio
     investments and principal paydowns ..............................     289,564,500
   Net cash provided by swap agreements ..............................       1,031,387
   Net cash used for futures transactions ............................          17,150
                                                                         -------------
   Net cash provided by operating activities .........................       8,146,830
                                                                         -------------
Cash flows provided by (used for) financing activities:
   Net cash provided by reverse repurchase agreements ................       1,217,000
   Cash dividends paid ...............................................      (8,643,154)
                                                                         -------------
   Net cash used for financing activities ............................      (7,426,154)
                                                                         -------------
Net increase in cash .................................................         720,676
Cash at beginning of year ............................................          32,868
                                                                         -------------
Cash at end of year ..................................................   $     753,544
                                                                         =============
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities:

Net increase in net assets resulting from operations .................   $  13,317,976
                                                                         -------------
   Increase in investments ...........................................      (6,695,564)
   Decrease in net unrealized appreciation/depreciation on investments       1,297,895
   Decrease in interest receivable ...................................           3,643
   Increase in variation margin receivable ...........................         (25,625)
   Increase in other assets ..........................................        (404,516)
   Increase in other liabilities .....................................         653,021
                                                                         -------------
         Total adjustments ...........................................      (5,171,146)
                                                                         -------------
Net cash provided by operating activities ............................   $   8,146,830
                                                                         =============

----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                          For the Year Ended December 31,
                                                -----------------------------------------------------------------------------------
                                                    2001              2000             1999              1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period .......   $        9.69     $        9.04    $        9.71     $        9.65    $        8.89
                                               -------------     -------------    -------------     -------------    -------------
Net investment income ......................            0.57              0.51             0.51              0.56             0.65

Net realized and unrealized gain (loss) on
 investment, short sale, futures and option
 transactions ..............................            0.21              0.55           (0.65)              0.03             0.47
                                               -------------     -------------    -------------     -------------    -------------
Net increase (decrease) in net asset value
 resulting from operations .................            0.78              1.06           (0.14)              0.59             1.12

Net effect of shares repurchased ...........              --              0.00*            0.01              0.02             0.25

Dividends from net investment income .......           (0.55)            (0.41)           (0.54)            (0.55)           (0.61)
                                               -------------     -------------    -------------     -------------    -------------
Net asset value, end of period .............   $        9.92     $        9.69    $        9.04     $        9.71    $        9.65
                                               =============     =============    =============     =============    =============
Market price, end of period ................   $      9.6500     $      8.6875    $      7.9375     $      8.6250    $      8.4375
                                               =============     =============    =============     =============    =============
Total Investment Return + ..................           17.87%            15.14%          (1.82)%             8.92%           20.69%

Ratios to Average Net Assets/Supplementary
 Data:

Net assets, end of period (000's) ..........   $     168,474     $     164,570    $     154,024     $     166,124    $     167,520

Operating expenses .........................            1.05%             1.08%            1.10%             1.06%            1.05%

Interest expense ...........................            2.41%             3.08%            2.63%             2.45%            2.57%

Total expenses .............................            3.46%             4.16%            3.73%             3.51%            3.62%

Net investment income ......................            5.69%             5.62%            5.45%             5.78%            6.87%

Portfolio turnover rate ....................             112%               12%              33%               79%              90%


----------
+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   Rounds to less than .01.
----------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

1. The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing covered call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the period ended December 31, 2001, such net payments made by the Fund amounted to $972,656. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of December 31, 2001.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------


Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.


3. Investment Advisory Agreements and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 2001, the Advisor earned $1,096,286 in advisory fees from the Trust.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator.


4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended December 31, 2001 were $215,556,867 and $167,672,450, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 2001 were $79,943,645 and $104,757,897, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 2001 was $244,026,980. Net unrealized appreciation for federal income tax purposes was $2,693,567 (gross unrealized appreciation - $4,557,089; gross unrealized depreciation - $1,863,522). At December 31, 2001, the Trust had a capital loss carryforward of $1,868,241, all of which expires in 2008, available to offset any future capital gains. However, if the Trust terminates as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit.

Capital Account Reclassification - For the year ended December 31, 2001, the Trust's undistributed net investment income was increased by $38,922 and accumulated net realized loss was increased by $38,922. These adjustments were primarily the result of book/tax differences with respect to losses on paydowns.


5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

At December 31, 2001, the Trust had the following reverse repurchase agreements outstanding:

     Face Value                                   Description                                Maturity Amount
--------------------    --------------------------------------------------------------     ------------------
$         15,519,000    Morgan Stanley, 1.85%, dated 12/12/01, maturity date 1/16/02..    $        15,546,913
          21,151,000    Morgan Stanley, 2.03%, dated 12/27/01, maturity date 1/8/02...             21,165,312
             994,000    UBS/Paine Webber, 1.85%, dated 12/12/01, maturity date 1/8/02.                995,379
          12,337,000    UBS/Paine Webber, 2.10%, dated 11/27/01, maturity date 1/8/02.             12,367,226
          11,882,000    Lehman Brothers, 1.92%, dated 12/12/01, maturity date 1/8/02..             11,899,110
           7,850,000    Goldman Sachs, 1.625%, dated 12/21/01, maturity date 1/15/02..              7,858,859
           7,875,000    Merrill Lynch, 2.00%, dated 12/27/01, maturity date 1/16/02...              7,883,750
                                                                                          -------------------

                        Maturity Amount...............................................    $        77,716,549
                                                                                          -------------------
                        Market Value of Assets Sold Under Agreements..................    $        81,408,949
                                                                                          -------------------
                        Weighted Average Interest Rate................................                   1.94%
                                                                                          -------------------


The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2001 was $78,288,786 at a weighted average interest rate of 4.00%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $85,566,967, as of December 20, 2001, which was 33.31% of total assets.

6. Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,987,573 shares outstanding at December 31, 2001 the Advisor owned 10,673 shares.

The Trust has adopted a stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 2001, 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value. For the year ended December 31, 2001, no shares were repurchased. For the year ended December 31, 2000, 49,000 shares were repurchased at a cost of $391,360 and an average discount of 12.24% from its net asset value. All shares repurchased have been, or will be, retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, swap contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

There were no written option activity for the year ended December 31, 2001.

As of December 31, 2001, the following swap agreements were outstanding:

                                                                                      Net Unrealized
                       Expiration                                                      Appreciation/
Notional Amount           Date                    Description                         (Depreciation)
---------------        ----------                 -----------                         --------------
10,000,000 USD           2/05/11    Agreement with Goldman Sachs Capital
                                    Markets, LP, dated 2/02/01 to pay semi-
                                    annually the notional amount multiplied by
                                    5.87% and to receive quarterly the notional
                                    amount multiplied by 3 month LIBOR...............  $   (102,620)

15,000,000 USD           2/02/11    Agreement with Goldman Sachs Capital
                                    Markets, LP, dated 2/02/01 to pay semi-
                                    annually the notional amount multiplied by
                                    6.05% and to receive quarterly the notional
                                    amount multiplied by 3 month LIBOR................     (346,191)

12,000,000 USD           2/28/11    Agreement with Goldman Sachs Capital
                                    Markets, LP, dated 2/02/01 to pay semi-
                                    annually the notional amount multiplied by
                                    6.04% and to receive quarterly the notional
                                    amount multiplied by 3 month LIBOR................     (269,651)


15,000,000 USD           7/23/04    Agreement with Goldman Sachs Capital
                                    Markets, LP, dated 7/23/01 to pay semi-
                                    annually the notional amount multiplied by
                                    4.988% and to receive quarterly the notional
                                    amount multiplied by 3 month LIBOR................     (360,073)
                                                                                       ------------
                                                                                       $ (1,078,535)
                                                                                       ============


As of December 31, 2001, the following futures contracts were outstanding:

Long:

                                                                                                Unrealized
   Notional                                 Expiration        Value at         Value at        Appreciation/
    Amount                      Type           Date          Trade Date    December 31,2001   (Depreciation)
 -----------                 ----------   --------------    -----------    ----------------   -------------
 $12,500,000                 Eurodollar   September 2005    $11,664,750      $11,696,875          $32,125
   7,500,000                 Eurodollar      June 2005        7,012,725        7,023,375           10,650
                                                                                                  -------
                                                                                                  $42,775
                                                                                                  =======


8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the year ended December 31, 2001 all distributions paid were from ordinary income. At December 31, 2001, the components of net assets (other than capital stock and paid in capital) on a tax basis were as follows:

Undistributed ordinary income                                       $  2,109,453
Tax basis capital loss carryover                                      (1,868,241)
Book unrealized appreciation                                           1,657,807
Plus: Cumulative Timing Differences                                    1,585,263
                                                                    ------------
Unrealized appreciation                                                3,243,070
                                                                    ============


The difference between book and tax basis unrealized appreciation is primarily attributable to current year mark-to-market of futures contracts and tax exempt interest retained.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

9. Subsequent Events

Dividend:

The Trust's Board of Directors declared the following regular monthly dividend:

        Dividend Per Share                   Record Date                      Payable Date
        ------------------                   -----------                      ------------
             $0.04583                         12/31/01                          1/31/01


Hyperion Capital Management:

Members of the current management of the Advisor are in discussions with the current equity owners of the Advisor to purchase the entire equity of the Advisor. At a meeting held on January 16, 2002, the Directors of the Trust approved a new investment advisory agreement with the Advisor, which would take effect upon completion of the proposed transaction. The new agreement is substantially identical to the current agreement and is subject to approval by the Trust's shareholders.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") at December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 13, 2002

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)



The following tables provide information concerning the directors and officers of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust").

                                  Position(s) Held                                                                     Number of
                                  with Trust and                                                                       Portfolios in
                                  Term of Office              Principal Occupation(s)                                  Trust Complex
Name, Address                     and Length of               During Past 5 Years and                                  Overseen
and Age                           Time Served                 Other Directorships Held by Director                     by Director
------------------------------------------------------------------------------------------------------------------------------------
Class II Directors to serve
 until 2002 Annual Meeting
 of Stockholders:

Robert F. Birch                  Director, Member of The      Chairman and President, New America High Income Fund (1992-     3
 c/o One Liberty                 Audit Committee, Member      Present); Chairman of the Board and Co-Founder, The China
 Plaza, New York,                of Nominating and            Business Group, Inc. (1996-Present); Director, Brandywine
 New York 10006-1404             Compensation Committee       Funds (3) (2001 to Present).
                                 and Member of Executive
 Age 65                          Committee                    Formerly, Director and Strategic Planning Consultant, Dewe
                                                              Rogerson, Ltd. (1994-1998)
                                 Elected for Three Year
                                 Term/Director since
                                 December 1998

Leo M. Walsh, Jr.                Director, Chairman of the    Director and/or Trustee of several investment companies (3)     3
 c/o One Liberty                 Audit Committee, Member      advised by Hyperion Capital Management, Inc. or by its
 Plaza, New York,                of Nominating and            affiliates (1989-Present); Financial Consultant for Merck-
 New York 10006-1404             Compensation Committees      Medco Managed Care LLC (formerly Medco Containment Services
                                                              Inc.) (1994-Present); Director of Lend Lease Hyperion Mortgage
 Age 69                          Elected for Three Year       Opportunity Fund, Inc. (formerly, Equitable Real Estate
                                 Term/Director since June     Hyperion Mortgage Opportunity Fund, Inc.) and Lend Lease
                                 1989                         Hyperion High Yield CMBS Fund, Inc. (formerly, Equitable Real
                                                              Estate Hyperion High Yield Commercial Mortgage Fund, Inc.)
                                                              (1999-Present).

Class I Director to serve
 until 2004 Annual Meeting
 of Stockholders:

Rodman L. Drake                  Director, Member of the      President, Continuation Investments Group Inc. (1997-Present);  3
 c/o One Liberty                 Audit Committee, Chairman    Director and/or Trustee of several investment companies (3)
 Plaza, New York,                of Nominating and            advised by Hyperion Capital Management, Inc. (1989-Present);
 New York 10006-1404             Compensation Committees      Director, Alliance Group Services, Inc. (1998-Present);
                                                              Director, Hotelevision, Inc. (1999-Present); Chairman, Metro
 Age 59                          Elected for Three Year       Cash Card International (1999-Present). Director, Parsons
                                 Term/Director since June     Brinckerhoff, Inc. (1995-Present); Director, Absolute Quality
                                 1992                         Inc. (2000-Present); Trustee of Excelsior Funds (3) (1994-
                                                              Present). Formerly, Co-Chairman of KMR Power Corporation
                                                              (1993-1997); President, Mandrake Group (1993-1997).

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
--------------------------------------------------------------------------------


                                  Position(s) Held                                                                     Number of
                                  with Trust and                                                                       Portfolios in
                                  Term of Office                 Principal Occupation(s)                               Trust Complex
Name, Address                     and Length of                  During Past 5 Years and                               Overseen
and Age                           Time Served                    Other Directorships Held by Director                  by Director
------------------------------------------------------------------------------------------------------------------------------------
Class III Directors to serve
 until 2003 Annual Meeting
 of Stockholders:

Harry E. Petersen, Jr.            Director, Member of the        Senior Consultant to Cornerstone Equity Advisors, Inc.      3
 c/o One Liberty                  Audit Committee, Member of     (1998-Present); Director and/or Trustee of several
 Plaza, New York,                 Nominating and Compensation    investment companies (3) advised by Hyperion Capital
 New York 10006-1404              Committees, Member of          Management, Inc. or by its affiliates (1992-Present).
                                  Executive Committee
 Age 77                                                          Formerly, Senior Consultant to Potomac Babson Inc. (1995-
                                  Elected for Three Year         1998); Director of Equitable Real Estate Hyperion Mortgage
                                  Term/Director since October    Opportunity Fund, Inc. and Equitable Real Estate Hyperion
                                  1993                           High Yield Commercial Mortgage Fund, Inc. (1995-1997);
                                                                 Director of Lexington Corporate Properties, Inc. (1993-
                                                                 1997).
Lewis S. Ranieri*
 c/o One Liberty                  Director, Member of            Chairman and Chief Executive Officer of Ranieri & Co.,      3
 Plaza, New York,                 Executive Committee            Inc. (since 1988); in addition, President of LSR Hyperion
 New York 10006-1404                                             Corp., a general partner of the limited partnership that
                                  Elected for Three Year         is the general partner of Hyperion Partners L.P.
 Age 55                           Term/Director since June       ("Hyperion Partners") (since 1988); Director and Vice
                                  1989                           Chairman of the Board of Hyperion Capital Management, Inc.
                                                                 (since December 1998); Director and Chairman of the Board
                                                                 of Hyperion Capital Management, Inc. (1989-November 1998);
                                                                 Director and President of Hyperion Funding 1993 Corp., the
                                                                 general partner of the limited partnership that is the
                                                                 general partner of Hyperion 1993 Fund L.P.; and also
                                                                 Chairman and President of various other direct and
                                                                 indirect subsidiaries of Hyperion Partners (since 1989);
                                                                 Chairman of the Board (1989-December 1998) and/or Director
                                                                 (since 1989) of several investment companies (3) advised
                                                                 by Hyperion Capital Management, Inc. or by its affiliates;
                                                                 Director and Chairman of Bank United Corp., and Director
                                                                 of Bank United (1988-2001).

                                                                 Formerly, Director of Lend Lease Hyperion Mortgage
                                                                 Opportunity Fund, Inc. (formerly, Equitable Real Estate
                                                                 Hyperion Mortgage Opportunity Fund, Inc.) and Lend Lease
                                                                 Hyperion High Yield Commercial Mortgage Fund, Inc.
                                                                 (formerly, Equitable Real Estate Hyperion High Yield
                                                                 Commercial Mortgage Fund, Inc.) (1995-1999).


----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Adviser.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
--------------------------------------------------------------------------------


                                  Position(s) Held                                                                     Number of
                                  with Trust and                                                                       Portfolios in
                                  Term of Office              Principal Occupation(s)                                  Trust Complex
Name, Address                     and Length of               During Past 5 Years and                                  Overseen
and Age                           Time Served                 Other Directorships Held by Director                     by Director
------------------------------------------------------------------------------------------------------------------------------------
Class I Director to serve
 until 2004 Annual Meeting
 of Stockholders:

Patricia A. Sloan*               Director                     Consultant (2000-Present) and Managing Director (1988-2000) of   3
 c/o One Liberty                                              Ranieri & Co., Inc.; Secretary, Director and/or Trustee of
 Plaza, New York,                Elected for Three Year       several investment companies (3) advised by Hyperion Capital
 New York 10006-1404             Term/Director since          Management, Inc. or by its affiliates (1989-Present); Director
                                 February 1993                of Bank United Corp., the parent of Bank United (1988-2001).
 Age 58
                                 Secretary
                                 Elected Annually/
                                 Since July 1989

Class II Director to serve
 until 2002 Annual Meeting
 of Stockholders:

Andrew M. Carter*                Director                     Chairman and Chief Executive Officer, Hyperion Capital           3
 c/o One Liberty                                              Management, Inc. (November 1998-Present); Director of several
 Plaza, New York,                Elected for Three Year       investment companies (3) advised by Hyperion Capital
 New York 10006-1404             Term/Director since          Management, Inc. (1998-Present); Vice Chairman of The China
                                 December 1998                Business Group (1996-Present) and presently officer of four
 Age 59                                                       charitable boards: The New England Conservatory, The Loomis
                                 Chairman                     Chaffee School, The William E. Simon Graduate School of
                                 Elected Annually             Business Administration at the University of Rochester, and
                                 Since July 1998              The Big Brother Association of Boston.


---------------

* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (unaudited)
--------------------------------------------------------------------------------

Officers of the Trust

                                                Term of Office and
Name, Address                 Position(s) Held  Length of Time             Principal Occupation(s)
and Age                       with Trust        Served                     During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Andrew M. Carter*             Chairman          Elected Annually           Please see "Information Concerning Directors."
 c/o One Liberty Plaza,                         Since December 1998
 New York, New York
 10006-1404


 Age 59

Clifford E. Lai*              President         Elected Annually           President (since November 1998) of Hyperion Capital
 c/o One Liberty Plaza,                         Since April 1993           Management, Inc. (March 1993-Present).
 New York, New York
 10006-1404


 Age 48

Patricia A. Botta*            Vice President    Elected Annually           Director of Hyperion Capital Management, Inc.
 c/o One Liberty Plaza,                         Since March 1997           (1989-Present).
 New York, New York
 10006-1404


 Age 44

John Dolan*                   Vice President    Elected Annually           Chief Investment Strategist (1998-Present) and Chief
 c/o One Liberty Plaza,                         Since March 1998           Investment Officer (since 2002) of Hyperion Capital
 New York, New York                                                        Management. Formerly Managing Director at Bankers Trust
 10006-1404                                                                (1995-1997).




 Age 48

Thomas F. Doodian*            Treasurer         Elected Annually           Director of Finance and Operations, Hyperion Capital
 c/o One Liberty Plaza,                         Since February 1998        Management, Inc. (July 1995-Present). Treasurer of
 New York, New York                                                        several investment companies advised by Hyperion Capital
 10006-1404                                                                Management, Inc. (February 1998-Present).




 Age 42

Patricia A. Sloan*            Secretary         Elected Annually           Please see "Information Concerning Directors."
 c/o One Liberty Plaza,                         Since July 1989
 New York, New York
 10006-1404


 Age 58


----------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Trust's Advisor.

-------------------------------------------------------------------------------
                          TAX INFORMATION (unaudited)
-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.17% of the Trust's distributions during the fiscal year ended December 31, 2001 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2001, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2002. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

--------------------------------------------------------------------------------
                           PROXY RESULTS (unaudited)
--------------------------------------------------------------------------------

    During the year ended December 31, 2001, The Hyperion 2005 Investment Grade Opportunity Term Trust Inc. shareholders voted on the following proposals at a shareholders' meeting on May 14, 2001. The description of each proposal and number of shares voted are as follows:



                                                                                         Shares Voted             Shares Voted
                                                                                              For               Without Authority
-----------------------------------------------------------------------------------------------------------------------------------
1. To elect to the Trust's Board of Directors:         Rodman L. Drake                    15,453,809                 87,584
                                                       Patricia A. Sloan                  15,453,809                 87,584
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Shares Voted             Shares Voted             Shares Voted
                                                                     For                    Against                  Abstain
-----------------------------------------------------------------------------------------------------------------------------------
2. To select PricewaterhouseCoopers LLP as the
 independent accountants:                                        15,426,722                 41,120                   73,551
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------


A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                     [This page intentionally left blank.]

INVESTMENT ADVISOR AND ADMINISTRATOR       TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.          EQUISERVE L.P.
One Liberty Plaza                          Investor Relations Department
165 Broadway, 36th Floor                   P.O. Box 8200
New York, New York 10006-1404              Boston, Massachusetts 02266-8200
For General Information about the Trust:   For Shareholder Services:
(800) HYPERION                             (800) 426-5523

SUB-ADMINISTRATOR                          INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                         PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                        1177 Avenue of the Americas
Boston, Massachusetts 02116                New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT        LEGAL COUNSEL
STATE STREET CORP.                         SULLIVAN & WORCESTER LLP
225 Franklin Street                        1666 K Street, North West
Boston, Massachusetts 02116                Washington, D.C. 20006


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

--------------------------------------------------------------------------------
Officers and Directors
--------------------------------------------------------------------------------


Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

---------------
[HYPERION LOGO]
---------------

This Report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of Trust Shares.

      Hyperion 2005 Investment
          Grade Opportunity
          Term Trust, Inc.
          One Liberty Plaza
      165 Broadway, 36th Floor
       New York, NY 10006-1404